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                                                                  EXHIBIT 10.1.5

                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of this 29th day of June, 2001, by and among THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation (hereinafter "CITBC"), in its individual capacity and as Agent for the Lenders hereinafter named (hereinafter the "AGENT"), Foothill Capital Corporation, a California corporation ("FCC"), Fleet Capital Corporation, a Rhode Island corporation ("FLEET"), The CIT Group/Equipment Financing, Inc., a Delaware corporation ("CITEF"), and any other party hereafter becoming a Lender pursuant to Section 13, Paragraph 9 of the Agreement (as hereinafter defined), each individually sometimes referred to as a "LENDER" and, collectively, the "LENDERS"), UTI Drilling, L.P., a Texas limited partnership ("UTI"), Norton Drilling, L.P., a Delaware limited partnership, as successor in interest (by conversion) to Norton Drilling Company, a Delaware corporation ("NDLP"), Universal Well Services, Inc., a Delaware corporation ("UWSI"), UTI Management Services, L.P., a Texas limited partnership ("UTIMS"), and Suits Drilling Company, an Oklahoma corporation ("SDC"), (UTI, NDLP, UWSI, UTIMS and SDC, being referred to herein individually as a "UTI COMPANY" and, collectively, as the "UTI COMPANIES"), and Patterson-UTI Drilling Company LP, LLLP, a Delaware limited liability limited partnership ("PUDC"), Patterson-UTI Drilling Company South LP, LLLP, a Delaware limited liability limited partnership ("PUDCS"), Patterson-UTI Drilling Company West LP, LLLP, a Delaware limited liability limited partnership ("PUDCW"), Lone Star Mud LP, LLLP, a Delaware limited liability limited partnership ("LSM"), Ambar Drilling Fluids LP, LLLP, a Delaware limited liability limited partnership ("ADF") (PUDC, PUDCS, PUDCW, LSM and ADF, being referred to herein individually as a "PATTERSON COMPANY" and, collectively, as the "PATTERSON COMPANIES", and the UTI Companies and the Patterson Companies, together with any additional entities which may become a Company under the Agreement from time to time, being referred to herein individually as a "COMPANY" and, collectively, as the "COMPANIES"), Patterson-UTI Energy, Inc., a Delaware corporation ("PARENT"), Patterson Petroleum LP, LLLP, a Delaware limited liability limited partnership ("PPLP"), Patterson Petroleum Trading Company LP, LLLP, a Delaware limited liability limited partnership ("PPTC") and Patterson (LP) LLC, a Delaware limited liability company ("PATTERSON LP"). Patterson (GP) LLC, a Delaware limited liability company ("PATTERSON GP") and Patterson (GP2) LLC, a Delaware limited liability company ("PATTERSON GP2") (Parent, PPLP, PPTC, Patterson LP, Patterson GP and Patterson GP2, being referred to herein individually as a "PATTERSON GUARANTOR" and, collectively, as the "PATTERSON GUARANTORS").

                                    RECITALS

         A. WHEREAS, pursuant to the terms and subject to the conditions of that certain Loan and Security Agreement dated as of November 22, 1999 between the UTI Companies and the Lenders (such Loan and Security Agreement, as the same has been amended, is hereby amended and may hereafter be amended from time to time, being hereinafter referred to as the "Agreement"), the UTI Companies were granted a revolving line of credit which included a letter of credit facility;


FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- Page 1
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         B. WHEREAS, the indebtedness of the UTI Companies to the Lenders is currently evidenced by that certain Revolving Loan Promissory Note dated May 8, 2001 (the "Existing Revolving Note"), executed by the UTI Companies and payable to CITBC as Agent for the benefit of the Lenders in the stated principal amount of $70,000,000;

         C. WHEREAS, payment of the Obligations of the Companies is currently supported by the guaranties of UTICO, Inc., a Delaware corporation ("HOLDING"), UTICO Hard Rock Boring, Inc., a Delaware corporation ("UHRB"), International Petroleum Services Company, a Pennsylvania corporation ("IPSCO"), Norton Drilling Services, Inc., a Delaware corporation ("NDS"), Norton Drilling Company Mexico, Inc., a Delaware corporation ("NDM") and UTI Drilling Canada, Inc., a Delaware corporation ("UTI CANADA") (Holding, UHRB, IPSCO, NDS, NDM and UTI Canada are referred to herein, individually, as a "UTI GUARANTOR" and, collectively, as the "UTI GUARANTORS");

         D. WHEREAS, to secure, in part, the indebtedness under the Agreement and the Existing Revolving Note (and all renewals, extensions, modifications and/or rearrangements thereof and in connection therewith) and all other indebtedness, liabilities and obligations of the UTI Companies to the Agent for the benefit of the Lenders, then existing or thereafter arising, (i) the UTI Companies and UTI Guarantors have heretofore executed in favor of the Agent certain Loan Documents (as defined in the Agreement), including, without limitation, the Guaranty, (as defined in the Agreement), which Loan Documents shall continue as amended in connection herewith in full force and effect upon the execution of this Amendment, all of the Loan Documents to continue to secure the payment by the UTI Companies of the Obligations (as defined in the Agreement) all as more fully set forth therein and herein;

         E. WHEREAS, the Companies have requested and, pursuant to the terms and subject to the conditions hereof and in connection herewith, the Agent and the Lenders have agreed, to add the Patterson Companies as Companies and Obligors under the Loan Agreement and to add the Patterson Guarantors as Guarantors and Obligors under the Loan Agreement;

         F. WHEREAS, the Companies have requested and, pursuant to the terms and subject to the conditions hereof and in connection herewith, the Agent and the Lenders have agreed to increase the amount of the Line of Credit (as defined in the Agreement) to $100,000,000, and accept the Revolving Note (as herein defined) in replacement and substitution (but not extinguishment) of the Existing Revolving Note;

         G. WHEREAS, in furtherance of the foregoing and to evidence the agreements of the parties hereto in relation thereto the parties hereto desire to amend the Agreement as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies, the Agent and the Lenders, intending to be legally bound, agree as follows:

                                    AGREEMENT

                                    ARTICLE I
                                   DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Agreement, as amended hereby, unless otherwise stated herein.

FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- Page 2
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                                   ARTICLE II
                             AMENDMENTS TO AGREEMENT

         Effective as of the respective dates herein indicated, the Agreement is hereby amended as follows:

         2.01 AMENDMENT OF DEFINITION OF "COMPANY" AND "COMPANIES". Effective as of the date of execution of this Amendment, the references to "Company" and "Companies" in the preamble to the Agreement and throughout the Agreement shall be amended so as to refer to and to include the UTI Companies and the Patterson Companies.

         2.02 AMENDMENT OF DEFINITION OF "GUARANTOR" AND "GUARANTORS". Effective as of the date of execution of this Amendment, the references to "Guarantor" and "Guarantors" in the preamble to the Agreement and throughout the Agreement shall be amended to include the UTI Guarantors and the Patterson Guarantors.

         2.03 AMENDMENT AND RESTATEMENT OF DEFINITION OF "ACQUISITION FACILITY COMMITMENT". Effective as of the date of execution of this Amendment, the definition of "Acquisition Facility Commitment" set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

         " `ACQUISITION FACILITY COMMITMENT' shall mean, with respect to any Lender, a portion of the Revolving Loans which may be advanced as Acquisition Facility Loans, evidencing the amount of its commitment to make Acquisition Facility Loans (all such loans being Revolving Loans), as modified from time to time pursuant to the terms hereof, not to exceed $80,000,000 in the aggregate."

         2.04 AMENDMENT AND RESTATEMENT OF DEFINITION OF "ANNIVERSARY DATE". Effective as of the date of this Amendment, the definition of "Anniversary Date" set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

         " `ANNIVERSARY DATE' shall mean June 29, 2005 and the same date in every year thereafter."

         2.05 AMENDMENT OF DEFINITION OF "CUSTOMARILY PERMITTED LIENS". Effective as of the date of execution of this Amendment, the definition of "Customarily Permitted Liens" set forth in Section 1 of the Agreement is amended by adding a new subparagraph (j) thereto to read in its entirety as follows:

                  "(j) with respect of the assets of PPLP and PPTC, (i) liens reserved in customary oil, gas and/or mineral leases for bonus or rental payments and for compliance with the terms of such leases and liens reserved in customary operating agreements, farm out and farm in agreements, exploration agreements, development agreements and other similar agreements for compliance with the terms of such agreements, (ii) liens or charges reserved for royalties, overriding royalties, revenue interests, net revenue interests and advance payment obligations, (iii) any lien or charge securing indebtedness neither assumed nor guaranteed by PPLP or PPTC nor on which


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                  either customarily pays interest, existing upon real estate or rights in or relating to real estate acquired by PPLP or PPTC for substation, metering station, pump station, storage gathering line, transmission line, transportation line, distribution line or for right of way purposes, and (iv) liens and charges arising out of all presently existing and future division and transfer orders, advance payment agreements, processing contracts, gas processing plant agreements, operating agreements, gas balancing or deferred production agreements, pooling, unitization or communitization agreements, pipeline, gathering or transportation agreements, platform agreements, drilling contracts, injection or repressuring agreements, cycling agreements, construction agreements, salt water or other disposal agreements, leases or rental agreements, farm out and farm in agreements, exploration and development agreements, and any and all other contracts or agreements covering, arising out of, used or useful in connection with or pertaining to the exploration, development, operation, production, sale, use, purchase, exchange, storage, separation, dehydration, treatment, compression, gathering, transportation, processing, improvement, marketing, disposal or handling of any property of by PPLP or PPTC, provided that such agreements are entered into in the ordinary course of business on terms customary in the industry."



         2.06 AMENDMENT AND RESTATEMENT OF DEFINITION OF "EARLY TERMINATION FEE". Effective as of the date of this Amendment, the definition of "Early Termination Fee" set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

         " `EARLY TERMINATION FEE' shall: (a) mean the fee the Agent on behalf of the Lenders is entitled to charge the Companies if the Companies terminate the Line of Credit or this Agreement on a date prior to the fourth anniversary of the Fifth Amendment Date; and (b) be determined by multiplying the Line of Credit by (i) seven-tenths of one percent (0.70%) if the Early Termination Date occurs on or prior to one (1) year after the Fifth Amendment Date, (ii) one-half of one percent (0.50%) if the Early Termination Date occurs after one (1) year after the Fifth Amendment Date but on or prior to two (2) years after the Fifth Amendment Date (iii) three-tenths of one percent (0.30%) if the Early Termination Date occurs after two (2) years after the Fifth Amendment Date but on or prior to three (3) years after the Fifth Amendment Date; and (iv) two-tenths of one percent (0.20%) if the Early Termination Date occurs after three (3) years but prior to four (4) years after the Fifth Amendment Date."

         2.07 AMENDMENT AND RESTATEMENT OF DEFINITION OF "EXCLUDED L/CS". Effective as of the date of execution of this Amendment, the definition of "Excluded L/Cs" set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

         " `EXCLUDED L/CS' shall mean the aggregate undrawn face amount of standby Letters of Credit, not to exceed $3,000,000 in the aggregate, which Letters of Credit were issued on account of the Companies to insurance companies to assure payment of premiums and workers' claims in connection with workers' compensation claims."



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         2.08 AMENDMENT AND RESTATEMENT OF DEFINITION OF "LETTER OF CREDIT
SUB-LINE". Effective as of the date hereof, the definition of "Letter of Credit Sub-Line" set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

         " `LETTER OF CREDIT SUB-LINE' shall mean $20,000,000 in the aggregate."

         2.09 AMENDMENT AND RESTATEMENT OF DEFINITION OF "LINE OF CREDIT". Effective as of the date of execution of this Amendment, the definition of "Line of Credit" set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

         " `LINE OF CREDIT' shall mean the commitment of the Lenders in the aggregate amount of $100,000,000 to (a) make Revolving Loans pursuant to Sections 3 and 4 of this Agreement, and (b) assist the Companies in opening Letters of Credit pursuant to Section 5 of this Agreement (up to the Letter of Credit Sub-Line)."

         2.10 AMENDMENT AND RESTATEMENT OF DEFINITION OF "PARENT". Effective as of the date of execution of this Amendment, the definition of "Parent" set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

         " "PARENT' shall mean Patterson-UTI Energy, Inc., a Delaware corporation formerly known as Patterson Energy, Inc., successor in interest by merger to UTI Energy Corp., a Delaware corporation."

         2.11 AMENDMENT AND RESTATEMENT OF DEFINITION OF "PERMITTED BUSINESS INVESTMENT". Effective as of the date of execution of this Amendment, subparagraphs (a), (b) and (c) of the definition of "Permitted Business Investment" set forth in Section 1 of the Agreement are amended and restated and a new subparagraph (h) is added to such Section, each to read in its entirety as follows:

                  "(a) investments by any Company in any Person engaged primarily in a Qualified Business which, immediately after the making of such investment, is or becomes a Substantially-Owned Subsidiary of any Company and an Obligor pursuant to Section 4, provided that the Parent has furnished to the Agent the information described in Section 4 of this Agreement, except that such investments shall not be Permitted Business Investments to the extent that the Agent reasonably determines that the liabilities and other obligations (contingent or otherwise) of any Obligor resulting therefrom or associated therewith could reasonably be expected to have a Material Adverse Effect;"

                  "(b) loans and other extensions of credit to officers, directors and employees of any Obligor and its Subsidiaries for travel, entertainment and moving and other relocation expenses made in direct furtherance and in the ordinary course of the business of any such Obligor or its Subsidiaries, provided that the aggregate principal amount of loans and other extensions of credit made pursuant to this clause (b) does not exceed $4,000,000 at any one time outstanding;"


FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- Page 5
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                  "(c) loans by any Obligor to NDM for NDM's working capital needs in an amount not to exceed $6,000,000 outstanding at any one time in the aggregate with respect to all loans by Obligors."

                  "(h) investments made in the ordinary course of, and of a nature that is or shall have become customary in, the oil and gas business as a means of actively exploiting, exploring for, acquiring, developing, processing, gathering, marketing or transporting oil and gas through agreements, transactions, interests, or arrangements which permit one to share risks or costs, comply with regulatory requirements regarding local ownership or satisfy other objectives customarily achieved through the conduct of oil and gas business jointly with third parties, including, without limitation, the entry into operating agreements, working interests, royalty interests, mineral leases, processing agreements, farm out and farm in agreements, division orders, contracts for the sale, transportation or exchange of oil or natural gas, unitization and pooling declarations and agreements and area of mutual interest agreements, production sharing agreements or other similar or customary agreements, transactions, properties, interests, and investments and expenditures in connection therewith; provided that an investment pursuant to this clause (h) in capital stock, partnership interests, joint venture interests, limited liability company interests or other similar equity interests in a Person shall not constitute a Permitted Business Investment."

         2.12 AMENDMENT AND RESTATEMENT OF SUBPARAGRAPH (a) OF DEFINITION OF "PERMITTED FINANCIAL INVESTMENTS". Effective as of the date of execution of this Amendment, the introductory phrase and subparagraph (a) of the definition of "Permitted Financial Investments" set forth in Section 1. Definitions of the Agreement is amended and restated to read in its entirety as follows:

         'PERMITTED FINANCIAL INVESTMENTS' means the following kinds of instruments to the extent that the aggregate amount thereof outstanding do not exceed $35,000,000 at any time (except that such $35,000,000 limitation shall not apply for instruments described in subparagraphs (c) or (g) or (h) immediately below or in the event that no Revolving Loan is outstanding) during which there are any Revolving Loans outstanding:

         (a) investments in (1) certificates of deposit in United States dollars or Canadian dollars maturing within one year from the date of issuance thereof, and overnight investments, issued by a bank or trust (i) organized under the laws of the United States or any state thereof, having capital, surplus and undivided profits aggregating at least $500,000,000, or (ii) organized under the laws of any jurisdiction other than the United States or any state thereof, provided that such foreign bank shall be one of the three most reputable, creditworthy banks in such country; or (iii) organized under the laws of Canada or any province thereof, having capital, surplus and undivided profits aggregating at least $500,000,000 or the Canadian dollar equivalent thereto, and (2) commercial paper rated A-1 or the equivalent thereof by Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc., a New York corporation or P-1, or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within six months after the date of acquisition;"

         2.13 AMENDMENT AND RESTATEMENT OF CLAUSE (vii) OF DEFINITION OF "PERMITTED INDEBTEDNESS". Effective as of the date of execution of this Amendment, clauses (vii) and (xv) of the definition "Permitted Indebtedness" set forth in Section 1. Definitions of the Agreement is amended and restated to read in its entirety as follows:

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         "(vii) Indebtedness assumed as part of the acquisition of any entity or asset by any Obligor or any Subsidiary thereof, whether by merger, consolidation, purchase of assets or otherwise; provided that (A) such Indebtedness is not created, incurred or assumed in contemplation of such acquisition of such entity or asset and (B) the aggregate amount of all such Indebtedness constituting Indebtedness For Borrowed Money does not exceed $10,000,000 outstanding at any time, and (C) any Indebtedness discharged at the closing of such acquisition shall not be deemed or constitute assumed Indebtedness;"

         "(xv) Indebtedness of any Obligor or any Subsidiary thereof, not otherwise described above, not to exceed in the aggregate with respect to all Obligors and Subsidiaries taken as a whole $10,000,000 outstanding at any one time."

         2.14 AMENDMENT AND RESTATEMENT OF DEFINITION OF "PERMITTED INTERCOMPANY BALANCES". Effective as of the date of the execution of this Amendment, the definition of "Permitted Intercompany Balances" set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

         "'PERMITTED INTERCOMPANY BALANCES' means loans, advances, inter-company accounts, transfers and investments (including, but not limited to, loans made pursuant to the concentrated cash management system for collections of accounts receivable or disbursements to trade creditors) by any Obligor in, with or to any other Obligor; provided that (i) each such lender and borrower (or transferor and transferee, as the case may be) Obligor is Solvent after giving effect thereto, (ii) each such Obligor has received reasonably equivalent value in exchange for the transfers made and obligations incurred by it in connection therewith,
         (iii) loans, transfers or advances to or investments in Restricted Subsidiaries which were effected after the date of acquisition thereof by an Obligor that do not exceed in the aggregate the amount obtained by subtracting from the applicable Restricted Subsidiary Borrowing Base an amount equal to Revolving Loans from the Lenders to such Restricted Subsidiary, and (iv) loans, transfers or advances to or investments in PPLP and PPTC may not be made during any time a Triggering Event has occurred and is continuing."

         2.15 AMENDMENT OF DEFINITION OF "PERMITTED LIENS". Effective as of the date of execution of this Amendment, the definition of "Permitted Liens" set forth in Section 1 of the Agreement is hereby amended to add a new clause (j) thereto to read in its entirety as follows:

         "(j) liens granted to Snyder National Bank in a $750,000 certificate of deposit which secures an outstanding letter of credit issued by Snyder National Bank."

         2.16 AMENDMENT AND RESTATEMENT OF DEFINITION OF "PURCHASE MONEY LIENS". Effective as of the date of execution of this Amendment, the definition "Purchase Money Liens" set forth in Section 1. Definitions of the Agreement is amended and restated to read in its entirety as follows:

FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- Page 7

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         "`PURCHASE MONEY LIENS' shall mean liens on any item of equipment acquired after the date of this Agreement; provided that (i) each such lien shall attach only to the property to be acquired, and (ii) the debt incurred in connection with such acquisitions shall not exceed in the aggregate $10,000,000 incurred in any Fiscal Year."

         2.17 AMENDMENT AND RESTATEMENT OF DEFINITION OF "REQUIRED LENDERS". Effective as of the date of execution of this Amendment, the definition of "Required Lender" set forth in Section 1. Definitions of the Agreement is amended and restated to read in its entirety as follows:

         "`REQUIRED LENDERS' shall mean Lenders holding more than fifty-one percent (51%) of the outstanding loans, advances, extensions of credit and commitments to each Company hereunder."

         2.18 AMENDMENT AND RESTATEMENT OF DEFINITION OF "QUALIFIED BUSINESS". Effective as of the date of execution of this Amendment, the definition of "Qualified Business" set forth in Section 1. Definitions of the Agreement is amended and restated to read in its entirety as follows:

         " `QUALIFIED BUSINESS' means, with respect to all Obligors, the business of oil and gas well drilling, oil and gas well construction, oil and gas well completion and oil and gas well workover or well service, oil and gas well stimulation, drilling mud manufacturing, drilling and completion fluids services and any business or services reasonably related to any foregoing, and with respect to PPLP and PPTC, the business of oil and gas exploration and production and any business or services reasonably related to any of the foregoing."

         2.19 NEW DEFINITION. Effective as of the date of this Amendment,
Section 1 of the Agreement is amended by adding the following new definition thereto, to be inserted in appropriate alphabetical order:

         "FIFTH AMENDMENT DATE" shall mean June 29, 2001."

         2.20 DELETION OF DEFINITIONS. Effective as of the date of execution of this Amendment, Section 1 of the Agreement is amended by deleting the definitions "Merger Date", "Patterson Loan Agreement", Patterson Negative Pledge Assets" and "Patterson Subsidiaries".

         2.21 AMENDMENT AND RESTATEMENT OF SECTION 3, PARAGRAPH 1 OF THE AGREEMENT. Effective as of the date of execution of this Amendment, the last sentence of Section 3, Paragraph 1 of the Agreement is amended and restated to read in its entirety as follows:

         "Should the Agent for any reason honor requests for advances in excess of the limitations set forth herein, such advances shall be considered "Overadvances" and shall be made at the Agent's sole discretion, subject to any additional terms the Agent deems necessary and the other terms and provisions of this Agreement; provided, however, Agent may not make Overadvances which exceed the Line of Credit.

         2.22 AMENDMENT AND RESTATEMENT OF SECTION 4, PARAGRAPH 1 OF THE AGREEMENT. Effective as of the date of execution of this Amendment, Section 4, Subparagraph 1(a)(i) of the Agreement and the introduction thereto is amended and restated to read in its entirety as follows:

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         "1. Dollar Amount of Acquisition Facility Loans. Each of the Companies
         shall be permitted to borrow Revolving Loans for the purpose of the Parent, or a wholly-owned Subsidiary of the Parent that is one of the Companies or Obligors, consummating Permitted Acquisitions ("Acquisition Facility Loans") subject to the following conditions:

                  (a) (i) Following the making of such Revolving Loan and consummation of the Permitted Acquisition, there is at least $15 million of Availability (determined without regard to the Excluded L/Cs) and no more than an aggregate of $80 million of Revolving Loans outstanding, and (ii) until the Obligors have invested in the aggregate $25 million in cash (whether cash on hand or cash provided from Revolving Loans to consummate Permitted Acquisitions pursuant to this Section 4) in Permitted Acquisitions that are Domestic Acquisitions, the aggregate amount of Revolving Loans outstanding for the purpose of consummating Canadian Acquisitions cannot exceed the sum of (A) $20 million plus (B) the amount of cash invested in Domestic Acquisitions (whether cash on hand or cash provided from Revolving Loans); or"

         2.23 AMENDMENT AND RESTATEMENT OF SECTION 4, SUBPARAGRAPH 1(b) OF THE AGREEMENT. Effective as of the date of execution of the Amendment, Section 4, Subparagraph 1(b) of the Agreement is amended and restated to read in its entirety as follows:

                  " (b) UTI and the Parent received the Required Lenders' prior written approval, which approval shall be given or not given in the sole and absolute discretion of the Lenders."

         2.24 AMENDMENT AND RESTATEMENT OF SECTION 5, PARAGRAPH 1. Effective as of the date of execution of the Amendment, the second sentence of Section 5, Paragraph 1 of the Agreement is amended and restated to read in its entirety as follows:

                  "The Agent's and Lenders' assistance for amounts in excess of the limitations set forth herein shall at all times and in all respects be in the sole discretion of the Agent prior to the occurrence and continuance of an Event of Default and thereafter shall require the consent of the Required Lenders."

         2.25 AMENDMENT AND RESTATEMENT OF SECTION 6, PARAGRAPH 4. Effective as of the date of execution of this Amendment, clauses (a) and (b) of Section 6, Paragraph 4 of the Agreement are hereby amended and restated in their entirety to read as follows:

                  "(a) the Obligors, taken as a whole, own at least two hundred
                  (200) Domestic Rigs upon which the Agent, for the benefit of the Lenders, has a first priority lien and fully perfected security interest, and (b) the Orderly Liquidation Value of the Domestic Rigs upon which the Agent, for the benefit of the Lenders, has such first priority lien and fully perfected security interest exceeds $200,000,000 in aggregate,"

         2.26 AMENDMENT TO SECTION 7, SUBPARAGRAPH 8(b). Effective as of the date of execution of this Amendment, Section 7, Paragraph 8(b) is amended to permit, consent to and authorize the monthly Financial Statements for the month ending May 31, 2001 to be delivered by Parent on or before July 31, 2001.



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         2.27 AMENDMENT OF INTRODUCTION TO SECTION 7, PARAGRAPH 10. Effective as
of the date of execution of this Amendment, the introduction to Section 7, Paragraph 10 is amended and restated to read in its entirety as follows:

                  "Until termination of this Agreement and payment and satisfaction of all Obligations due hereunder, each Obligor agrees that, without the prior written consent of Agent (or the Required Lenders for any matter prohibited by Subparagraphs 10A, 10B, 10C and 10D in this Section 7 or for all matters prohibited by this Paragraph at any time during which Availability is less than $20,000,000), except as otherwise herein provided, it will not and it will not permit any other Obligor to:"

         2.28 AMENDMENT OF INTRODUCTION TO SECTION 7, PARAGRAPH 10(J). Effective as of the date of execution of this Amendment, the introduction to Section 7, Paragraph 10(J) is amended and restated to read in its entirety as follows:

                  "Without the prior written consent of the Required Lenders,"

         2.29 AMENDMENT OF SECTION 7, PARAGRAPH 10D. Effective as of the date of execution of this Amendment, Section 7, Paragraph 10D of the Agreement is amended by deleting the clauses (ix) and (x), by amending and restating clauses
(ii), (iii), (iv) and (viii) and by adding a new clause (ix), each to read in its entirety as follows:

         "(ii) (a) the sale, lease, assignment, transfer or other disposition of Inventory in the ordinary course of business, and (b) the lease of Rigs or other Equipment in the ordinary course of business of the Companies, provided that each such lease shall be subordinate (in form and substance reasonably satisfactory to the Agent) to the terms of the liens and security interests created in connection herewith in favor of the Agent, the aggregate fair market value of such Rigs and other Equipment so leased to third parties not affiliated with any Obligor does not exceed $10,000,000 in the aggregate during the term of this Agreement and all such Rigs and other Equipment so leased are disclosed to the Agent in writing as such and are excluded from Eligible Equipment;

         (iii) the sale, transfer or disposition approved by the Board of Directors of the Parent to a Person that is not an Obligor of
                  (a) the capital stock or substantially all of the assets of UWSI, IPSCO, ADF, LSM, PPLP and PPTC (so long as such entities do not own any Rigs or Rig Accessories), (b) UHRB's hard rock boring business or assets or (c) all of the capital stock or substantially all of the assets of any other Obligor (other than UTI) that has Tangible Net Worth on a consolidated basis for such Obligor and its Subsidiaries of less than $15,000,000;

         (iv) the sale, lease, assignment, transfer or other disposition of any or all of the assets of any Obligor to any other Obligor to the extent that the same qualifies as a Permitted Intercompany Balance, except that no more than an aggregate of ten (10) Rigs may be leased at any one time to NDM and no Rigs may be sold, transferred or leased to any Guarantor;

FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- Page 10

         (viii) the sale, transfer or other disposition of oil and gas mineral interests (and related operating agreements covering the operation of such interests) and including, without limiting the generality of the foregoing, dispositions of oil and gas properties pursuant to farm-ins and farm-outs and transfers of royalty interests, overriding royalty interests, net revenue interests and other similar transfers, all pursuant to exploration and development activity in the ordinary course of business;

         (ix) the sale, transfer, lease or assignment by any of the Companies or the Obligors of up to 15 Rigs in aggregate to a Canadian Operating Company;"

         2.30 AMENDMENT AND RESTATEMENT OF SECTION 7, PARAGRAPH 10, SUBPARAGRAPH E OF THE AGREEMENT. Effective as of the date of this Amendment, Section 7, Paragraph 10, Subparagraph E, clause (i) of the Agreement is amended and restated to read in its entirety as follows:

                  "(i) the merger or consolidation of any Subsidiary of Parent into any one or more of the Companies in a transaction in which a Company is the surviving Person and no Person other than a Company receives any consideration or if such consideration is paid to others that are not Subsidiaries, if such payment would be permitted to be made if it was made as a Restricted Payment (and in such case such payment shall constitute a Restricted Payment for all purposes of this Agreement);"

         2.31 AMENDMENT AND RESTATEMENT OF SECTION 7, PARAGRAPH 10, SUBPARAGRAPH G OF THE AGREEMENT. Effective as of the date of this Amendment, Section 7, Paragraph 10, Subparagraph G of the Agreement is amended to add a new clause (x) thereto to read in its entirety as follows:

         "(x) the payment of dividends on the Parent's Preferred Stock if and when issued pursuant to the Parent's Rights Agreement, dated as of January 2, 1997, between the Parent and continental Stock Transfer & Trust Company or its successor, provided that the aggregate amount of all such dividends paid thereon shall not exceed $100,000 per calendar quarter."

         2.32 AMENDMENT AND RESTATEMENT OF SECTION 7, PARAGRAPH 10, SUBPARAGRAPH H OF THE AGREEMENT. Effective as of the date of this Amendment, clause (xii) of
Section 7, Paragraph 10, Subparagraph H of the Agreement is amended and restated and a new clause (xiii) is added to such subparagraph each to read in their entirety as follows:

         "(xii) the purchase by any Obligor of an airplane to be used for the Obligors in their businesses with a purchase price not to exceed $6,000,000; and

         (xiii) any other loans, advances or investments in an amount not to exceed $5,000,000 in the aggregate for all Obligors at any one time outstanding ."

FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- Page 11

         2.33 AMENDMENT AND RESTATEMENT OF SECTION 7, PARAGRAPH 10, SUBPARAGRAPH I OF THE AGREEMENT. Effective as of the date of this Amendment, Section 7, Paragraph 10, Subparagraph I, clauses (ii), (iii) and (v) of the Agreement is amended and restated, and new clauses (vii), (viii) and (ix) are hereby added to such Subparagraph to read in their entirety as follows:

                           "(ii) loans and advances to officers, directors and
                  employees of the Obligors or its Subsidiaries for travel, entertainment and moving and other relocation expenses made in direct furtherance and in the ordinary course of business of the Obligor and its Subsidiaries; provided, however, the aggregate principal amount of loans and advances made pursuant to this clause (ii) shall not exceed $3,000,000 at any time outstanding;"

                           "(iii) any other transaction with any employee,
                  officer or director of the Obligor or any of its Subsidiaries pursuant to employee benefit or compensation arrangements entered into in the ordinary course of business and approved by the Board of Directors of the Obligor or the Board of Directors of such Subsidiary; provided, however, the aggregate principal amount of loans and advances made pursuant to this clause (iii) shall not exceed $3,000,000 at any time outstanding;"

                           "(v) licenses and other transfers of patents,
                  trademarks, trade names, copyrights, trade secrets, know-how and other intellectual property between and among any two or more of the Obligors and Subsidiaries of the Parent;"

                           "(vii) any other transaction entered into in the
                  ordinary course of business with any employee, officer or director of Parent or any of its Subsidiaries pursuant to drilling arrangements, exploration and production arrangements, benefit plans, compensation or other similar arrangements entered into in the ordinary course of business and the leasing of aircraft by any senior officer of Parent to any Obligor, all as more fully described in the Parent's annual report on Form 10-K for the year ended December 31, 2000.

                           (viii) the charter from time to time by an employee
                  of the Parent, or any Subsidiary thereof, of any aircraft owned or leased by the Parent or such subsidiary, without regard to the terms of such charter;

                           (ix) the performance of drilling services on a
                  contract basis by Parent or any Subsidiary of the Parent for, or the sales of drilling mud, drilling fluids or other related goods or services to (A) Parent or any other Subsidiary of Parent, or (B) any joint venture or other oil and gas development activity incident to the oil and gas exploration and development activity of any such Subsidiary, without regard to any beneficial interest that an officer or employee of Parent or any such Subsidiary may have in the exploration or development venture for which the drilling services are being performed and as long as such services also comply with
                  Section 7, Subparagraph 10(I) of this Agreement;"

         2.34 AMENDMENT AND RESTATEMENT OF SECTION 7, PARAGRAPH 11 OF THE AGREEMENT. Effective as of the date of execution of this Amendment, the Availability threshold in Section 7, Paragraph 11 of the Agreement is amended from $15,000,000 to $20,000,000."

FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- Page 12

         2.35 AMENDMENT OF SECTION 7 OF THE AGREEMENT. Effective as of the date of this Amendment, Section 7 of the Agreement is hereby amended by deleting Paragraphs 19, 20 and 21 thereof.

         2.36 AMENDMENT AND RESTATEMENT OF SECTION 7, PARAGRAPH 18, SUBPARAGRAPH
(h) OF THE AGREEMENT. Effective as of the date of this Amendment, Section 7, Paragraph 18, Subparagraph (h), clause (i) of the Agreement is amended and restated to read in its entirety as follows:

                           "(i) under any material provisions of any instrument
                  evidencing any Indebtedness For Borrowed Money or other Indebtedness with an outstanding balance in excess of $2,000,000 or of any agreement relating thereto in such manner as to cause a Material Adverse Effect or"

         2.37 AMENDMENT AND RESTATEMENT OF SECTION 7, PARAGRAPH 18, SUBPARAGRAPH
(l) OF THE AGREEMENT. Effective as of the date of execution of this Amendment, the second sentence of Section 7, Paragraph 18, Subparagraph (l) of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "(l) The proceeds of the Acquisition Facility Loans
                  will be used by the Companies for the purpose of funding Permitted Acquisitions. None of the proceeds of any Advance will be used directly or indirectly for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U (herein called "MARGIN STOCK") or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry margin stock, or for any other purpose which might constitute this transaction as a "purpose credit" within the meaning of Regulation U."

         2.38 AMENDMENT AND RESTATEMENT OF SECTION 7, PARAGRAPH 18, SUBPARAGRAPH
(n)(ii) OF THE AGREEMENT. Effective as of the date of execution of this Amendment, Section 7, Paragraph 18, Subparagraphs (n)(ii)(A), (n)(ii)(D) and
(n)(ii)(E) are amended and restated to read in their entirety as follows:

                  "(A) Commercial General Liability insurance written on an occurrence basis, including coverage for premises, operations, products and completed operations, explosion, collapse and underground, broad form commercial general liability equivalent coverages with a minimum combined single limit for bodily injury and property damage of $2,000,000 per occurrence and $2,000,000 in the aggregate, with a self-insured retention not greater than $1,000,000;"

                  "(D) umbrella (or excess form should umbrella coverage be unavailable) liability coverage written on an occurrence basis with a limit of liability of $40,000,000, and also to include a "drop down" provision which will pick up any exhaustion of limits under the primary coverages subject to a retention of $100,000. Such insurance coverage shall provide substantially identical coverages as are set forth in the form of the insurance required in clauses (i), (ii)(A)/(B)/(C) and (iii);"

FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- Page 13

                  "(E) All-Risk Physical Loss or Damage Property Insurance (including water damage, Domestic transit coverage, collapse coverage, coverage of fire, flood and earthquakes and rapid means of transportation coverages on an agreed value basis) with respect to all Rigs (on a "no-coinsurance" basis) in an aggregate amount equal to or greater than $200,000,000 with a deductible not greater than $100,000 per occurrence;"

         2.39 AMENDMENT AND RESTATEMENT OF SECTION 7, PARAGRAPH 18, SUBPARAGRAPH
(n)(iii) OF THE AGREEMENT. Effective as of the date of the execution of this Amendment, the first sentence of Section 7, Paragraph 18, Subparagraph (n)(iii) is amended and restated to read in its entirety as follows:

                           "(iii) All policies except Workers' Compensation
                  shall insure the interests of the Agent and the Lenders (and their respective employees, agents, attorneys, representatives and officers) as additional insureds (each, an "ADDITIONAL INSURED") and the policies required by subclause (ii)(E) of this Paragraph 18(n) (in the nature of property damage insurance) shall provide for the direct payment of all proceeds to the Agent and the applicable Company or Companies, as their interests may appear, which proceeds shall then be deposited to the Agent or, if so directed in writing by the Agent, to the Depository Account."

         2.40 AMENDMENT AND RESTATEMENT OF SECTION 7, PARAGRAPH 18, SUBPARAGRAPH
(n)(vi) OF THE AGREEMENT. Effective as of the date of the execution of this Amendment, Section 7, Paragraph 18, Subparagraph (n)(vi) is amended and restated to read in its entirety as follows:

                           "(vi) Physical Damage Insurance proceeds paid to the
                  Agent and the applicable Company or Companies (with the proceeds to be deposited in the Depository Account) shall be applied to the repair or replacement of Collateral at such times and in such amounts as the Companies may require, except that after the occurrence of any Event of Default that is continuing, such proceeds shall, in their entirety, be held as cash Collateral and/or applied by the Agent in satisfaction of the Revolving Loans as it determines in its sole discretion."

         2.41 AMENDMENT OF SECTION 8, PARAGRAPH 7 OF THE AGREEMENT. Effective as of the date of execution of this Amendment, Section 8, Paragraph 7 of the Agreement is amended to add a new Subparagraph 7(d) as follows:

          "(d) Upon the execution of an amendment to this Agreement increasing the Line of Credit to $100,000,000, the Companies shall pay to the Agent an additional one time Loan Facility Fee in the amount of Three Hundred Twenty-Five Thousand U.S. Dollars ($325,000.00) to be allocated among the Lenders based on Agent's sole discretion."


FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- Page 14

         2.42 AMENDMENT AND RESTATEMENT OF SECTION 10, PARAGRAPH 1, SUBPARAGRAPH
(h) OF THE AGREEMENT. Effective as of the date of this Amendment, Section 10, Paragraph 1, Subparagraph (h) of the Agreement is amended and restated to read in its entirety as follows:

          "(h) the occurrence of any default or event of default (after giving effect to any applicable grace or cure periods) under any instrument or agreement evidencing (x) Subordinated Debt or (y) any other Indebtedness For Borrowed Money of any Company having a principal amount in excess of $2,000,000;"

         2.43 AMENDMENT AND RESTATEMENT OF SECTION 13, PARAGRAPH 9 OF THE AGREEMENT. Effective as of the date of this Amendment, the first sentence of
Section 13, Paragraph 9 of the Agreement is amended and restated to read in its entirety as follows:

         "CITBC shall have the right at any time to assign to one or more Eligible Assignees, all or a portion (but in an amount that is not less than $5,000,000) of its rights and obligations under this Agreement; provided that no such assignment shall be made to any Person that does not, prior to the execution of such Assignment Agreement, execute and deliver to the Agent and the Parent IRS Form W-8BEN, Form W-8ECI or successors forms, and is other exempt from IRS interest withholding obligations. Upon execution of an Assignment and Transfer Agreement,
         (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, have the rights and obligations of CITBC as the case may be hereunder and (ii) CITBC shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations under this Agreement."

         2.44 AMENDMENT AND RESTATEMENT OF SECTION 14, PARAGRAPH 10. Effective as of the date of execution of this Amendment, Section 14, Paragraph 10 of the Agreement is hereby amended and restated to read in its entirety as follows:

         "Notwithstanding anything contained in this Agreement to the contrary, the Agent will not, without the prior written consent of all Lenders:
         (a) amend this Agreement to (i) increase the Line of Credit; (ii) reduce the interest rates; (iii) reduce or waive (A) any fees in which the Lenders share hereunder; or (B) the repayment of any Obligations due the Lenders; (iv) extend the maturity of the Obligations; or (v) alter or amend (1) this Paragraph 10 or (2) the definitions of Accounts Receivable Advance Percentage, Equipment Advance Percentage, or Required Lenders, or the Agent's criteria for determining compliance with such definitions of eligibility; or (b) release Collateral in bulk without a corresponding reduction in the Obligations to the Lenders, except that dispositions of Collateral by any of the Companies which are expressly permitted under this Agreement shall not require consent of the Agent or the other Lenders or any reduction in Lenders' Obligations. The Agent will not increase any Lender's commitment to provide financing hereunder without such Lender's prior written consent. Agent may, in its sole discretion (a) provided no Event of Default has occurred and is continuing, intentionally make Overadvances as long as any such Overadvance is not outstanding for more than ninety
         (90) consecutive days and after giving effect thereto the total outstanding Revolving Loans for each Company would not exceed one hundred and ten percent (110%) of the maximum amount available under Sections 3 and 4 of this Agreement, and (b) after and during the continuance of an Event of Default, intentionally make Overadvances for purposes of



FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- Page 15 preserving or protecting the Collateral. Any Overadvance by Agent which is contrary to the limitations set forth in the immediately preceding sentence shall require the written consent of the Required Lenders. In all other respects the Agent is authorized to take such actions or fail to take such actions if the Agent, in its reasonable discretion, deems such to be advisable and in the best interest of the Lenders, including, but not limited to, the making of an overadvance or the termination of this Agreement upon the occurrence and during the continuance of an Event of Default unless it is specifically instructed to the contrary by the Required Lenders."

         2.45 AMENDMENT OF SCHEDULE 7(1). Effective as of the date of execution of this Amendment, Schedule 7(1) of the Agreement is amended to add the Chief Executive Office for the Patterson Companies and the Patterson Guarantors as 4510 Lamesa Highway, Snyder, Texas 79549.

         2.46 REVOLVING LOAN COMMITMENT. Effective as of the date of execution of this Amendment, the Revolving Loan Commitment for each Lender will be the amount set forth under each Lender's name on the signature page hereof.

         2.47 AMENDMENT AND RESTATEMENT OF EXHIBIT A TO THE AGREEMENT. Effective as of the date of execution of this Amendment, Exhibit A to the Agreement is amended and restated in its entirety as set forth on Exhibit A attached hereto.

                                   ARTICLE III
                  ASSUMPTION OF OBLIGATIONS AND GRANT OF LIENS

         3.01 ASSUMPTION OF OBLIGATIONS. Effective as of the date of this Amendment, the Patterson Companies each hereby assumes and is jointly and severally liable with the UTI Companies for all Obligations as of the date hereof and all Obligations incurred thereafter (including, without limitation, the indebtedness and obligations under the Existing Revolving Note, the Agreement and the other Loan Documents). The UTI Companies shall continue to be jointly and severally liable for all Obligations.

         3.02 GRANT OF LIEN. The Patterson Companies each hereby grants to Agent for the benefit of the Lenders a security interest in all Collateral now or hereafter owned by the Patterson Companies pursuant to the terms and provisions of Section 6 of the Agreement.

         3.03 REPRESENTATIONS AND DUTIES UNDER THE AGREEMENT. The Patterson Companies hereby (a) make all of the representations and warranties made by the UTI Companies under the Agreement, and (b) agree to be bound by the terms and provisions of the Agreement as a Company and Obligor thereunder to the same extent and with the same force and effect as if the Patterson Companies had been originally named as parties in such document.

         3.04 GRANT OF LIEN BY PATTERSON GUARANTORS. Effective as of the date of this Amendment, the Patterson Guarantors (other than PPLP and PPTC) each agrees to be bound by the terms and provisions of the Agreement as a Guarantor and Obligor thereunder to the same extent and with the same force and effect as if the Patterson Guarantors (other than PPLP and PPTC) had been originally named as parties to such document. The Patterson Guarantors (other than PPLP and PPTC) also each hereby grants to Agent for the benefit of the Lenders a security interest in all Collateral now or hereafter owned by the Patterson Guarantors pursuant to the terms of Section 6 of the Agreement.


FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- Page 16

         3.05 NEGATIVE PLEDGE AGREEMENT. PPLP and PPTC agree that until termination of the Agreement and satisfaction of all Obligations due under the Agreement, PPLP and PPTC shall not mortgage, pledge, encumber or assign any of their respective assets except for Permitted Liens.

         3.06 AUTHORIZED FILING. The Companies and the Guarantors (other than PPLP and PPTC) authorize CITBC as Agent to file financing statements covering the Collateral in an authenticated record without the Debtor's signature.

         3.07 STATES IN WHICH BUSINESS IS CONDUCTED. The Patterson Companies and the Patterson Guarantors (other than PPLP and PPTC) hereby represent and warrant that they are currently conducting their businesses in the States of Delaware, Texas, Pennsylvania, California, Alabama, Colorado, Louisiana, Mississippi, New Mexico, Oklahoma, Utah and Kansas.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         4.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to CITBC, unless specifically waived in writing by CITBC:

                  (a) CITBC shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Agent:

                           (i) This Amendment, duly executed by the Companies and the Consent, Ratification and Release executed by the UTI Guarantors;

                           (ii) A Revolving Loan Promissory Note in the stated principal amount of $100,000,000 in amendment, substitution and replacement of the Existing Revolving Note duly signed by the Companies (the "Revolving Note"); and

                           (iii) A Guaranty duly executed by the Patterson Guarantors; and

                           (iv) certified copies of the resolutions of the Board of Directors of each of the Companies and the Guarantors authorizing the execution, delivery and performance of the Revolving Loan Promissory Note, this Amendment and any and all other Loan Documents executed by any of the Companies or the Guarantors in connection therewith, along with a certificate of incumbency certified by the secretary of each of the Companies and the Guarantors with specimen signatures of the officers of the Companies and the Guarantors who are authorized to sign such documents, all in form and substance satisfactory to the Agent; and

                           (v) A Pledge Agreement duly signed by Parent, Patterson GP, Patterson LP, PUDC and Patterson GP2 pledging all of their respective ownership interests in Holding, the Patterson Companies and the Patterson Guarantors (other than Parent); and

FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- Page 17

                           (vi) A copy of the signed payoff letter from Transamerica Business Credit with respect to the current financing facilities covering some or all of the Patterson Companies and Patterson Guarantors; and

                           (vii) Wire transfer advice confirming the full and complete payment of all indebtedness owing to Transamerica Business Credit in accordance with the payoff letter referenced in clause (vi) above;

                           (viii) Opinion from Fulbright & Jaworski L.L.P. opining in form and substance satisfactory to CITBC which shall cover such matters incident to the transactions contemplated by this Amendment and the other Loan Document as CITBC may reasonably require and the Companies and Guarantors hereby authorize and direct such counsel to deliver such opinions to CITBC; and

                           (ix) All other documents CITBC may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

                  (b) The representations and warranties contained herein and in the Agreement and the other documents executed in connection with the Agreement (herein referred to as "Loan Documents"), as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof.

                  (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by CITBC.

                  (d) All corporate, partnership and limited liability company proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to CITBC.

                  (e) CITBC's receipt of the fee described in Section 2.41 of this Amendment.

         4.02 CONDITIONS TO ELIGIBILITY. The Patterson Companies Accounts and Equipment shall not be considered by Agent as Eligible Accounts Receivable or Eligible Equipment under the Agreement until satisfaction of the following conditions precedent in a manner satisfactory to CITBC, unless specifically waived in writing by CITBC:

         (a) Any financing statements required to be filed in order to create, in favor of CITBC, a first perfected security interest in the Collateral, subject only to the Permitted Encumbrances, shall have been properly filed in each office within ten (10) days after the date of this Amendment in each jurisdiction required in order to create in favor of CITBC a perfected lien on the Collateral. CITBC shall have received acknowledgment copies of all such filings (or, in lieu thereof, CITBC shall have received other evidence satisfactory to CITBC that all such filings have been made) and CITBC shall have received evidence that all necessary filing fees and all taxes or other expenses related to such filings have been paid in full.

         (b) Within ten (10) days from the date of this Amendment, CITBC shall have received an Opinion from Fulbright & Jaworski L.L.P. opining in form and substance satisfactory to CITBC which


FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- Page 18 shall cover such matters incident to the transactions contemplated by this Amendment and the other Loan Documents as CITBC may require in its sole discretion and the Companies and Guarantors hereby authorize and direct such counsel to deliver such opinion to CITBC.

         (c) Within ten (10) days from the date of this Amendment, CITBC shall have received original signed UCC termination statements from Transamerica Business Credit covering all financing statements filed by Transamerica, as secured party, on the Patterson Companies and the Patterson Guarantors.

         (d) Within ten (10) days from the date of this Amendment, CITBC shall have received updated Collateral Locations for the Companies and the Guarantors, in the form previously provided in Schedule 7(1) of the Agreement.

         (e) Within 30 days from the date of this Amendment, CITBC shall have received from Parent evidence satisfactory to the Agent that casualty insurance policies of all Companies and Guarantors listing Agent as loss payee or mortgagee, as the case may be, are in full force and effect, all as set forth in
Section 7, Paragraph 5 of the Agreement, in form and substance satisfactory to CITBC.

         (f) Within 30 days from the date of this Amendment, CITBC shall have received security agreement(s), in form and substance satisfactory to CITBC, granting to the Lenders a first priority lien in the Trademarks and Patents of the Patterson Companies and the Patterson Guarantors (other than PPLP and PPTC).

         (g) Within 90 days from the date of this Amendment, CITBC shall have received desktop appraisals on each Patterson Company's Rigs, which appraisals shall be by an appraiser acceptable to CITBC and shall indicate an aggregate Orderly Liquidation Value of not less than $200,000,000 with respect to such Rigs.

         (h) Within 90 days from the date of this Amendment, CITBC shall have completed to the satisfaction of CITBC an examination and verification of the Accounts, Inventory, Equipment, books and records of each Patterson Company and Patterson Guarantor.

         (i) Within 120 days from the date of this Amendment, the Patterson Companies and the Patterson Guarantors shall enter into tri-party blocked account agreements with CITBC and the depository institutions of the Depository Accounts, in form and substance acceptable to CITBC and as required by Section 3, Paragraph 4 of the Agreement.

                                    ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Companies and CITBC agree that the Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- Page 19

         5.02 REPRESENTATIONS AND WARRANTIES. The Companies hereby represent and warrant to CITBC that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate, limited partnership or limited liability company action (as applicable) on the part of the Companies and will not violate the Articles (or Certificates) of Incorporation or Bylaws of the Companies that are corporations or the limited partnership agreements or certificates of limited partnership of the Companies that are limited partnerships or regulations of limited liability company agreements of the Companies that are limited liability companies; (b) each of the Company's Board of Directors (or the general partner of the applicable limited partnership) or the members or the Board of Managers of the applicable limited liability company has authorized the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by CITBC; (e) the Companies are in full compliance with all covenants and agreements contained in the Agreement and the other Loan Documents, as amended hereby; and (f) the Companies have not amended their Articles (or Certificates) of Incorporation or their Bylaws or similar organizational documents since the date of the Agreement, except as otherwise disclosed to Agent.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by CITBC or any closing shall affect the representations and warranties or the right of CITBC to rely upon them.

         6.02 REFERENCE TO AGREEMENT. Each of the Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such other Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

         6.03 EXPENSES OF CITBC. As provided in the Agreement, the Companies agree to pay on demand all reasonable costs and expenses incurred by CITBC in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of CITBC's legal counsel, and all reasonable costs and expenses incurred by CITBC in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents, including, without limitation, the reasonable costs and fees of CITBC's legal counsel.



FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- Page 20

         6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.05 SUCCESSORS AND ASSIGNS. The Agreement, as amended hereby, is binding upon and shall inure to the benefit of CITBC, the other Lenders and the Companies and their respective successors and assigns, except that the Companies may not assign or transfer any of their rights or obligations hereunder without the prior written consent of CITBC.

         6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by CITBC to or for any breach of or deviation from any covenant or condition by the Companies shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         6.10 FINAL AGREEMENT. THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE COMPANIES AND CITBC.

         6.11 RELEASE. THE COMPANIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM CITBC. THE COMPANIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE CITBC, THE OTHER LENDERS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR


FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- Page 21

UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE COMPANIES MAY NOW OR HEREAFTER HAVE AGAINST CITBC, THE OTHER LENDERS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.


              [The Remainder of this Page Intentionally Left Blank]



FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT- 22

                  IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.


COMPANIES:

UTI DRILLING, L.P.                                                     PATTERSON-UTI DRILLING COMPANY WEST LP, LLLP
UTI MANAGEMENT SERVICES, L.P.
                                                                       By:  Patterson (GP2) LLC, its general partner
By: Utico Hard Rock Boring, Inc., the sole general partner
of UTI Drilling, L.P. and UTI Management Services, L.P.                         By:
                                                                                   -----------------------------------
                                                                                Name:
                                                                                     ---------------------------------
         By:                                                                    Title:
              ----------------------------------------------                          --------------------------------
         Name:  Jonathan D. Nelson
         Title:  Vice President                                        LONE STAR MUD LP, LLLP

NORTON DRILLING, L.P.                                                  By:  Patterson (GP) LLC, its general partner

By:  Norton GP, L.L.C., its sole general partner                                By:
      By:  Norton Drilling Services, Inc., as Sole Member                          -----------------------------------
      of Norton GP, L.L.C.                                                      Name:
                                                                                     ---------------------------------
         By:                                                                    Title:
              ----------------------------------------------                          --------------------------------
         Name:
                 -------------------------------------------           AMBAR DRILLING FLUIDS LP, LLLP
         Title:
                 -------------------------------------------           By:  Patterson (GP) LLC, its general partner

UNIVERSAL WELL SERVICES, INC.                                                   By:
SUITS DRILLING COMPANY                                                             -----------------------------------
                                                                                Name:
                                                                                     ---------------------------------
         By:                                                                    Title:
              ----------------------------------------------                          --------------------------------
         Name:  Jonathan D. Nelson
         Title: Vice President of each of the foregoing
                 Companies

PATTERSON-UTI DRILLING COMPANY LP, LLLP

By:  Patterson (GP) LLC, its general partner

         By:
              ----------------------------------------------
         Name:
              ----------------------------------------------
         Title:
                 -------------------------------------------

PATTERSON-UTI DRILLING COMPANY SOUTH LP, LLLP
By:  Patterson (GP2) LLC., its general partner

         By:
              ----------------------------------------------
         Name:
              ----------------------------------------------
         Title:
                 -------------------------------------------


FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT


PATTERSON GUARANTORS:                            LENDERS:


PATTERSON-UTI ENERGY, INC.                       THE CIT GROUP/BUSINESS CREDIT,INC.
                                                 as Agent and Lender
By:
   ------------------------------------------
Name:                                            By:
     ----------------------------------------       --------------------------------
Title:                                           Name:
      ---------------------------------------         ------------------------------
                                                 Title:
                                                       -----------------------------

PATTERSON (LP) LLC                               Revolving Loan Commitment:  $30,000,000.00

By:
   ------------------------------------------
Name:                                            FOOTHILL CAPITAL CORPORATION
     ----------------------------------------
Title:                                           as Documentation Agent and Lender
      ---------------------------------------

                                                 By:
                                                    --------------------------------
PATTERSON (GP) LLC                               Name:
                                                      ------------------------------
                                                 Title:
By:                                                    -----------------------------
   ------------------------------------------
Name:                                            Revolving Loan Commitment:  $35,000,000.00
     ----------------------------------------
Title:
      ---------------------------------------
                                                 THE CIT GROUP/EQUIPMENT FINANCING, INC.
PATTERSON (GP2) LLC
                                                 By:
                                                    --------------------------------
 By:                                             Name:
    -----------------------------------------         ------------------------------
 Name:                                           Title:
      ---------------------------------------          -----------------------------
 Title:
       --------------------------------------
                                                 Revolving Loan Commitment:  $10,000,000.00

 PATTERSON PETROLEUM LP, LLLP
                                                 FLEET CAPITAL CORPORATION
 By:  Patterson (GP) LLC, its general partner

          By:                                    By:
             --------------------------------       --------------------------------
          Name:                                  Name:
               ------------------------------         ------------------------------
          Title:                                 Title:
                -----------------------------          -----------------------------

 PATTERSON PETROLEUM TRADING COMPANY LP, LLLP    Revolving Loan Commitment:  $25,000,000.00

 By: Patterson (GP) LLC, its general partner

          By:
             --------------------------------
          Name:
               ------------------------------
          Title:
                -----------------------------






FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT

                        CONSENT, RATIFICATION AND RELEASE

         The undersigned each hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of that certain Guaranty Agreement dated November 22, 1999 executed (or assumed) by the undersigned for the benefit of Agent and the other Lenders (the "Guaranty Agreement"), and acknowledges that the Guaranty Agreement is in full force and effect and ratifies the same, that the undersigned each has no defense, counterclaim, set-off or any other claim to diminish the undersigned's liability under such document, that the undersigned's consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the other Loan Agreements. THE UNDERSIGNED EACH HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND EACH LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST AGENT AND EACH LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

GUARANTORS:

UTI DRILLING CANADA, INC.
UTICO HARD ROCK BORING, INC.
NORTON DRILLING SERVICES, INC.
NORTON DRILLING COMPANY
         MEXICO, INC.
INTERNATIONAL PETROLEUM
          SERVICES COMPANY
UTICO, INC.


By:
   -------------------------------------
Jonathan D. Nelson, Vice President
signing as such on behalf of each of the
foregoing Obligors


FIFTH AMENDMENT TO LOAN & SECURITY AGREEMENT